EXHIBIT 10.72
RIGHT OF FIRST REFUSAL AGREEMENT

RIGHT OF FIRST REFUSAL AGREEMENT, dated as of October 29, 2012 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), by and among FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (the “Company”), PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP, individually and in its capacity as agent (“Fund III”), PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP (“Fund III-A”) and PLEXUS FUND II, LP (“Plexus” and together with Fund III and Fund III, each a “Lender” and collectively, the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms, and subject to the conditions, of the Securities Purchase Agreement and Security Agreement, dated as of the date hereof, by and among Fusion NBS Acquisition Corp. (“Borrower”), the Company, each direct and indirect subsidiary of the Borrower from time to time party thereto and the Lenders, the Lenders will purchase (i) from the Borrower Senior Notes of the Borrower in the aggregate principal amount of $16,500,000 (collectively, the “Notes”) and (ii) from the Company warrants to purchase, in the aggregate, five percent (5%) (on a fully diluted basis) of the capital stock of the Company (collectively, the “Warrants”); and

WHEREAS, in order to induce the Company to issue the Warrants, the Lenders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1. Definitions.  As used herein, the following terms shall have the following respective meanings:

(a) “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person.  For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and under “common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(b) “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

(c) “Election Notice” shall have the meaning specified in Section 2(a) hereof.

(d)  “Equity Securities” shall mean the Warrants and any shares of capital stock of the Company issuable upon exercise of the Warrants.

(e) “Offer Price” shall have the meaning specified in Section 2(a) hereof.

(f) “Offered Securities” shall have the meaning specified in Section 2(a) hereof.

(g) “Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, trust, firm, association, unincorporated organization or other entity.

(h) “Permitted Transferee” shall mean with respect to any Lender, (a) its Affiliates, partners, limited partners, and retired partners of, or the estates and family members of any such Persons and of their spouses, and any trust or other entity established for the benefit of the foregoing Persons and (b) any permitted transferee of any of the Notes.

(i)  “Transfer” (and any derivatives thereof) shall mean any sale, assignment, exchange, transfer, conveyance or other disposition through a privately negotiated transaction (for the avoidance of doubt a sale through a securities exchange or other trading system shall not be deemed to be a Transfer).

(j) “Transferring Lender” shall have the meaning specified in Section 2(a) hereof.

(k) “Transfer Notice” shall have the meaning specified in Section 2(a) hereof.

SECTION 2. Right of First Refusal.  No Lender may Transfer any interest in all or any part of any of the Equity Securities owned by such Lender to any Person other than a Permitted Transferee, except in accordance with the procedures set forth below:

(a) If any Lender desires (a “Transferring Lender”) to Transfer any Equity Securities representing more than one percent (1%) of the outstanding capital stock of the Company (the “Offered Securities”) to any Person other than a Permitted Transferee, then such Transferring Lender shall deliver to the Company written notice of such proposed Transfer.  Such written notice (the “Transfer Notice”) shall set forth, in reasonable detail, the terms and conditions of such proposed Transfer, including the name of the prospective purchaser and the proposed purchase price for the Offered Securities (the “Offer Price”).  For a period of three business days after receipt of the Transfer Notice, the Company may elect, by delivery of written notice to the Transferring Lender (the “Election Notice”), to purchase all, but not less than all, of the Offered Securities at the Offer Price and on the other terms and conditions set forth in the Offer Notice.

(b) The closing of the purchase of any Offered Securities pursuant to Section 3(a) shall take place at the principal office of the Company as soon as practical after the delivery of the Election Notice, but in no event later than the 15th calendar day after the delivery of the Election Notice.  At such closing, the Company shall deliver to the Transferring Lender the Offer Price, on the same terms and conditions as set forth in the Transfer Notice, payable in respect of the Offered Securities in exchange for the Offered Securities being acquired by the Company, together with appropriate instruments of transfer.  If the Company does not elect to purchase, in the aggregate, all of the Offered Securities pursuant to Section 3.1(a), then the Transferring Lender may elect not to sell any of the Offered Securities to the Company and instead the Transferring Lender may proceed to Transfer all or any part of the Offered Securities to the prospective purchaser identified in the Transfer Notice, but only in accordance with the terms (including the purchase price) set forth in the Transfer Notice, within three months after delivery of the Transfer Notice.  Any of such Offered Securities that have not been Transferred by the Transferring Lender in such three month period shall again be subject to the restrictions set forth in this Section 3.1 and must be reoffered to the Company pursuant to Section 3.1(a) before any subsequent Transfer.

SECTION 3. LEGEND ON EQUITY SECURITY CERTIFICATES.  Each certificate of Equity Securities shall bear the following legend until such time as such Equity Securities represented by such certificates are no longer subject to the provisions hereof, provided that upon the request by any Lender selling any Equity Securities through a securities exchange or other trading system or otherwise to any Person (other than a Permitted Transferee) in a transaction that is not in violation of this Agreement, the Company shall reissue the Equity Securities without such legend:

“THE SALE, TRANSFER OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A RIGHT OF FIRST REFUSAL AGREEMENT, DATED AS OF OCTOBER 29, 2012 BY AND AMONG FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP, PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP AND PLEXUS FUND II, LP, AS SUCH AGREEMENT MAY BE AMENDED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF FUSION TELECOMMUNICATIONS INTERNATIONAL, INC”

SECTION 4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH AND ENFORCED UNDER THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

SECTION 5. JURISDICTION.

(a) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE, IN THE COUNTY OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT THE SUCH COURTS ARE AN INCONVENIENT FORUM.  EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 8 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

(b) EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  THE COMPANY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT EACH LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

SECTION 6. Lender’s Rights and Obligations.  Notwithstanding anything herein to the contrary, nothing contained in this Agreement shall affect, limit or impair the rights and remedies of the Lenders or any other lender in their capacity as a lender(s) to the Borrower, or any of the other direct or indirect subsidiaries of the Company pursuant to any agreement under which the Company, the Borrower or any of their respective direct or indirect subsidiaries has borrowed money.  Without limiting the generality of the foregoing, any such Person, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have no duty to consider (a) its status as a direct or indirect stockholder of the Company or any of its direct or indirect subsidiaries, or (b) any duty it may have to any other direct or indirect stockholder of the Company or any of its direct or indirect subsidiaries, except as may be required under the applicable loan documents or by applicable law.  The obligations of the Lenders hereunder are several, and not joint or joint and several, and no Lender shall be liable in any manner for any act or omissions of any other Lender.

SECTION 7. Benefits of Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and legal representatives.   Any purported Transfer of Equity Securities by a Lender, in violation of the provisions of this Agreement shall be null and void ab initio and the Company shall not give effect to any such Transfer.  Notwithstanding any provision in this Agreement (i) it shall be a condition to any Transfer by a Lender of any Equity Securities to any Permitted Transferee that such Permitted Transferee agree in writing to be bound by the terms of this Agreement in the same manner as a Lender, and (ii) any Person (other than a Permitted Transferee of a Lender) who acquires Equity Securities from such Lender in a transaction that is not in violation of this Agreement shall not be subject to the terms of this Agreement.

SECTION 8. Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier or other electronic transmission (with receipt confirmed), courier service or personal delivery:

(a)           if to the Company:

Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718
New York, New York 10170
Facsimile: (212)972-7884
Attention: Gordon Hutchins, Jr., President
Email: dhutchins@fusiontel.com

with a copy to:

Steven I. Weinberger, P.A.
1200 N. Federal Highway, Suite 200
Boca Raton, FL 33432
Facsimile: (888) 825-6417
Attention: Steven I. Weinberger, Esq.

(b)           if to Fund III or Fund III-A:

c/o Praesidian Capital Opportunity Fund III, LP
419 Park Avenue South
New York, NY 10016
Facsimile: (212) 520-2601
Attention: Jason D. Drattell

with a copy to:

Morrison Cohen LLP
909 Third Avenue
New York, NY 10022
Facsimile: (917) 522-3168
Attention: Stephen I. Budow, Esq.

(c)           if to Plexus:

Plexus Fund II, LP
4601 Six Forks Road, Suite 528
Raleigh, North Carolina 27609
Facsimile: (919) 256-6350
Attention: Michael Becker

with a copy to:

Smith, Anderson, Blount, Dorsett,
 Mitchell & Jernigan, LLP
Wells Fargo Capital Center
150 Fayetteville Street, Suite 2300
Raleigh, NC 27601
Facsimile: (919) 821-6800
Attention: Curtis S. Brewer

or to such other address or addresses as shall have been furnished in writing to the other parties hereto.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied or sent by other electronic transmission, when receipt is acknowledged.

SECTION 9. Modification.  Neither this Agreement nor any provision hereof shall be amended, modified, changed, discharged or terminated except by the written agreement of the Company and each Lender.

SECTION 10. Entire Agreement. This Agreement constitutes the entire agreement among the undersigned with respect to the subject matter hereof and supersedes any and all prior agreements or understandings, oral or written, among any or all of the undersigned relating thereto.

SECTION 11. Signatures; Counterparts.  Telefacsimile or other electronic transmissions of any executed original document and/or retransmission of any executed telefacsimile or other electronic transmission shall be deemed to be the same as the delivery of an executed original.  At the request of any party hereto, the other parties hereto shall confirm telefacsimile or other electronic transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

COMPANY:	FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AGREEMENT]

LENDERS:	PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP

	By:	Praesidian Capital Opportunity GP III, LLC, its General Partner

By:
Name:
Title:

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP

	By:	Praesidian Capital Opportunity GP III-A, LLC, its General Partner

By:
Name:
	Title:	Manager

PLEXUS FUND II, LP

	By:	Plexus Fund II GP, its General Partner

By:
	Name:	Michael S. Becker
	Title:	Manager

[SIGNATURE PAGE TO RIGHT OF FIRST REFUSAL AGREEMENT]